UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

BUNGE LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	001-16625	98-0231912
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

1391 Timberlake Manor Parkway
St. Louis, Missouri	63017
(Address of principal executive	(Zip code)
offices)

(314) 292-2000

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 par value per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01              Other Events

On August 17, 2020, Bunge Limited Finance Corp. (“BLFC”), a 100%-owned finance subsidiary of Bunge Limited, completed the sale and issuance of $600 million aggregate principal amount of 1.630% Senior Notes due 2025 (the “Senior Notes”), guaranteed by Bunge Limited.  The Senior Notes were issued pursuant to an indenture, dated August 17, 2020 (the “Indenture”), by and among BLFC, Bunge Limited and U.S. Bank National Association, as trustee.

The Offering was made pursuant to a shelf registration statement on Form S-3 dated April 26, 2019 (Registration No 333-231083) (the “Registration Statement”) filed by Bunge Limited and BLFC with the Securities and Exchange Commission. The net proceeds of the offering were approximately $596 million, after deducting the underwriting discount and the estimated offering fees and expenses. We intend to use the net proceeds from this offering for general corporate purposes, including repayment of certain short-term indebtedness.

The Indenture and the opinions relating to the validity of the Senior Notes and the related guarantee have been filed as Exhibit 4.1, Exhibit 5.1 and Exhibit 5.2, respectively, to this Current Report on Form 8-K and each is incorporated herein by reference.

ITEM 9.01.            Financial Statements and Exhibits.

(d)          Exhibits

Exhibit No.	Description
4.1	Indenture, dated August 17, 2020, by and among Bunge Limited Finance Corp., Bunge Limited and U.S. Bank National Association (including the form of Senior Note)

5.1	Opinion of Conyers Dill & Pearman Limited as to the validity of the Guarantee by Bunge Limited

5.2	Opinion of Reed Smith LLP as to the validity of the Senior Notes of Bunge Limited Finance Corp. and the related Guarantee by Bunge Limited

23.1	Consent of Conyers Dill & Pearman Limited (included in Exhibit 5.1)

23.2	Consent of Reed Smith LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2020

BUNGE LIMITED

	By:	/s/ John W. Neppl
		Name:	John W. Neppl
		Title:	Executive Vice President, Chief Financial Officer

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